UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 12, 2006

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 On September 12, 2006, Patricia C. Dunn resigned as non-executive Chairman of the Board of Directors of Hewlett-Packard Company (“HP”) effective at the adjournment of the regularly scheduled meeting of the Board of Directors of HP to be held on January 18, 2007.  At that time, Mark V. Hurd, Chief Executive Officer and President of HP, will assume the additional role of Chairman of the Board, and Richard A. Hackborn, a member of the HP Board since 1992, will become HP’s lead independent director.  Ms. Dunn will continue to serve as a director following the effective time of her resignation as Chairman. The text of HP’s press release entitled “Patricia Dunn to Remain HP Chairman Through January 2007 Board Meeting; Board Appoints Mark Hurd As Successor” is filed with this report as Exhibit 99.1.

Also on September 12, 2006, Dr. George A. Keyworth II resigned as a director of HP, effective immediately.  Dr. Keyworth has confirmed to the HP Board that his resignation is not the result of any disagreement on any matter relating to HP’s operations, policies or practices.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)                                  In connection with, and immediately following, Dr. Keyworth’s resignation as a director, the Board of Directors of HP approved an amendment to Section 3.2 of Article III of HP’s Bylaws decreasing the number of HP directors from ten (10) to nine (9), effective upon the effective date of Dr. Keyworth’s resignation. The Amended and Restated Bylaws of HP reflecting such amendment are filed with this report as Exhibit 99.2.

Prior to the effective time of Mr. Hurd’s appointment as Chairman and Mr. Hackborn becoming lead independent director, the Board of Directors of HP is expected to approve amendments to HP’s Bylaws and other corporate governance documents to permit an officer of HP to serve as Chairman of the Board, to establish the duties of the lead independent director, and to make other conforming changes.

Item 8.01.  Other Events.

HP recently has received a request from the Committee on Energy and Commerce of the U.S. House of Representatives for records and information concerning the processes employed in an investigation into possible sources of leaks of HP confidential information.  HP intends to cooperate fully with this request.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by HP, dated September 12, 2006, entitled “Patricia Dunn to Remain HP Chairman Through January 2007 Board Meeting; Board Appoints Mark Hurd As Successor” (filed herewith).

99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

Date: September 12, 2006	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by HP, dated September 12, 2006, entitled “Patricia Dunn to Remain HP Chairman Through January 2007 Board Meeting; Board Appoints Mark Hurd As Successor” (filed herewith).

99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).